Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of TKK Symphony Acquisition Corporation (the “Company”) on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission (the “Report”), I, Sing Wang, Chief Executive Officer, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: March 11, 2019	By:	/s/ Sing Wang
Sing Wang
Chief Executive Officer
(Principal Executive Officer)